1933 Act File No. 2-34038
                             1940 Act File No. 811-1861

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ x ]

                     Pre-Effective Amendment No. ______ [ ]

                      Post-Effective Amendment No. 42 [ x ]

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ x ]

                                Amendment No. 42

                                SENTRY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1800 North Point Drive, Stevens Point, Wisconsin 54481
              (Address of Principal Executive Offices and Zip Code)

                             Telephone (715)346-6000
              (Registrant's Telephone Number, Including Area Code)

                               William M. O'Reilly
                                Sentry Fund, Inc.
                             1800 North Point Drive
                         Stevens Point, Wisconsin 54481
                    (Name and Address of Agent for Service)

                                   Copies to:
                                Scott A. Moehrke
                                Kirkland & Ellis
                                   Aon Center
                             200 East Randolph Drive
                                Chicago, IL 60601

It is proposed that this filing will become effective (check appropriate box)

[    ]        immediately upon filing pursuant to Rule 485(b)
[ x  ]        on March 1, 2004,  pursuant to Rule 485(b)
[    ]        60 days after filing pursuant to Rule 485(a)(1)
[    ]        on (date) pursuant to Rule 485(a)(1)
[    ]        75 days after filing pursuant to Rule 485(a)(2)
[    ]        on (date) pursuant to Rule 485(a)(2)


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                     PART A

[Front Cover]

                               Sentry Fund, Inc.
                           Prospectus and Application
No Sales Charges
No Redemption Fees
No 12b-1 Fees

March 1, 2004

SENTRY FUND, INC.
1800 North Point Drive o Stevens Point, Wisconsin 54481
Telephone: (800) 533-7827


                                   Prospectus

                                 March 1, 2004

The investment objective of Sentry Fund, Inc. (the "Fund") is long-term capital growth. The Fund invests in common stocks and other securities that have the principal characteristics of common stocks or are convertible into common stocks.

This Prospectus contains information you should know before you invest in the Fund. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission (the "SEC") has not approved or disapproved of these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

HIGHLIGHTS AND RISKS                                            3

PAST PERFORMANCE                                                3

FEES AND EXPENSES OF THE FUND                                   4

INVESTMENT OBJECTIVE                                            4

HOW THE FUND INVESTS                                            4

FUND MANAGEMENT                                                 5

HOW TO PURCHASE SHARES                                          5

SPECIAL SERVICES FOR SHAREHOLDERS                               7

HOW TO REDEEM SHARES                                            7

VALUATION OF FUND SHARES                                        8

DISTRIBUTIONS TO SHAREHOLDERS AND TAXATION                      9

PRIVACY                                                         9

FINANCIAL HIGHLIGHTS                                           11

In deciding whether to invest in the Fund, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI").
The Fund has not authorized others to provide additional information. The Fund does not authorize use of this Prospectus in any state or jurisdiction in which an offer to sell shares of the Fund may not lawfully be made.

HIGHLIGHTS AND RISKS

What are the goals of the Fund?

The Fund's goal is long-term capital growth. This goal is sometimes referred to as the Fund's investment objective. Current income from dividends or interest is not an important factor in selecting investments for the Fund. The Fund cannot guarantee that it will achieve its goal. For more information, see "How the Fund Invests."

What will the Fund invest in?

The Fund invests primarily in common stocks of established domestic companies. In trying to achieve its goal, the securities selected for the Fund will be those the Fund's investment adviser, Sentry Investment Management, Inc. (the "Adviser"), believes offer favorable long-term growth prospects. For more information, see "How the Fund Invests."

What are the principal risks of investing in the Fund?

The primary risks of investing in the Fund are:

Stock Market Risk: Equity funds like the Fund, which invest in stocks, are subject to market risks and significant fluctuations in value. If the stock market declines in value, your Fund shares are likely to decline in value. Increases or decreases in value of stocks are generally greater than for bonds or other debt instruments.

Stock Selection Risk: The stocks selected by the Adviser may not increase in value, or may even decline in value, when the stock market in general is rising.

Liquidity Risk: The Adviser may not be able to sell stocks at an optimal time or price.

You should be aware that you may lose money by investing in the Fund.

Is an investment in the Fund appropriate for me?

The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Fund may be appropriate if:

o Your goal is long-term capital growth;
o You do not require current income from this investment; and
o You are willing to accept short-term or intermediate-term fluctuations in value to seek possible higher long-term returns.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year and by showing how the Fund's performance over time compares to that of the S&P 500 Index(R). The bar chart and table assume reinvestment of income dividends and capital gains distributions. The bar chart shows performance before application of federal taxes. Remember that the Fund's past performance does not reflect how the Fund may perform in the future.

[Chart}

Year-by-year total return as of 12/31 of each year*
Year
 94      95      96      97      98      99      00      01      02      03
-1.15% 27.75%  22.76%  29.92%   6.38%  -8.90%  -6.41%  -7.90% -21.44%   25.76%

* The Fund's fiscal year end is October 31. The Fund's before and after tax total return from January 1, 2003 to October 31, 2003 were -18.56% and -18.56%, respectively.

Best Quarter:   Fourth Quarter 1998      +16.11%
Worst Quarter:  Third Quarter 2002       -16.24%

Average annual total return as of 12/31/03

                        1 Year  5 Year  10 Year
                        ------  ------  -------
Return Before Taxes     25.76%  -4.19%   5.63%

Return After Taxes
on Distributions        25.57%  -5.78%   3.34%

Return After Taxes
on Distributions and
Sale of Fund Shares     16.72%  -3.33%   3.18%

S&P 500 Index(R)*       28.70%  -0.87%  11.10%

o After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

o Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* S&P 500 Index(R)is an unmanaged index generally representative of the U.S. stock market.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may expect to pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly
from your investment)                           None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets*)

Management Fees                                 .75%

Distribution and Services (12b-1) Fees          None

Other Expenses                                  .25%

Total Annual Fund Operating Expenses           1.00%

* Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement; instead, they reduce the amount of total return you receive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

        1 year        $  105
        3 years       $  328
        5 years       $  568
        10 years      $1,258

Because the Fund has no sales charges, redemption charges, or 12b-1 charges, the costs shown above would not change if you held on to your shares rather than redeeming them at the end of each period.

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth.

HOW THE FUND INVESTS

The Fund invests in a broadly diversified group of growth stocks. Equities are selected to provide exposure to the major sectors of the U.S. economy. The Fund focuses on companies that have prospects for above-average growth. In evaluating individual companies, the Adviser reviews certain criteria which it believes are important, such as:

o Above average growth;
o Strong balance sheet;
o Shareholder-oriented management;
o Above average return on equity; and
o Proprietary products.

The securities the Adviser selects typically possess some, but not all, of the above attributes.

The Fund typically sells a security when the Adviser believes it shows deteriorating fundamentals or other securities are better values.

Under normal circumstances, the Fund will invest most of its assets in common stocks. Common stocks are units of ownership of a corporation. Equity funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in the value of stocks are generally greater than for bonds and other debt investments. In addition, the stocks selected by the Adviser may decline in value or not increase in value when the stock market in general is rising.

To respond to adverse market, economic, political or other conditions, the Fund may invest all or a substantial portion of its assets in short-term obligations or fixed-income obligations as temporary, defensive measures. To the extent the Fund uses temporary, defensive measures, the Fund may not achieve its investment objective. See the Fund's SAI for a more complete discussion of these temporary investments.

FUND MANAGEMENT

Investment Adviser

The Adviser manages and directs the Fund's investments and is responsible for portfolio transactions and brokerage services.

The Adviser is located at 1800 North Point Drive, Stevens Point, Wisconsin 54481, and is a wholly-owned subsidiary of Sentry Insurance a Mutual Company ("Sentry Insurance"). The Adviser, which has been in the business of providing investment advice for over 28 years, also provides investment management services to Sentry Insurance and its affiliated companies.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Fund pays the Adviser a quarterly fee computed by using annual rates based on the average daily net asset value of the Fund during the quarter. For the fiscal year ended October 31, 2003, the fee paid by the Fund to the Adviser was ..75% of the Fund's average net assets.

Pursuant to the Investment Advisory Agreement, if the total expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including the investment advisory fee) exceed the sum of 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the Adviser will reimburse the Fund for such excess. This expense limitation is taken into consideration with each payment of the management fee.

Portfolio Manager

Keith E. Ringberg, the Adviser's Director of Equity Management, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Ringberg received a B.A. degree from Milton College in 1972, and a M.B.A. from Western Illinois University in 1974. Mr. Ringberg has been employed by the Adviser for the past 28 years, and has managed the Fund's portfolio for the past 20 years.

Distributor and Transfer Agent

Sentry Equity Services, Inc. ("Sentry Equity"), 1800 North Point Drive, Stevens Point, Wisconsin 54481, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as underwriter for the Fund pursuant to an Underwriter Agreement. Sentry Equity is a wholly-owned subsidiary of Sentry Insurance, and is therefore affiliated with the Adviser and the Fund.

Under a separate Agency Agreement, Sentry Equity also serves as the Fund's Transfer Agent, Dividend Disbursing Agent, and Plan Agent.

HOW TO PURCHASE SHARES

You may purchase Fund shares by opening an account through any Sentry Equity sales agent or directly through Sentry Equity's office at 1800 North Point Drive, Stevens Point, Wisconsin 54481, telephone (800) 533-7827.

To open an account:

o Complete and sign the account Application.
o Send the Application, along with a check for the initial investment amount, to Sentry Equity at the address given above.

o Your check must be made payable to "Sentry Fund, Inc." Payment must be made by check drawn on a U.S. bank, savings and loan, or credit union. Cash, third-party checks, and checks made payable to "Sentry Equity" or "Sentry Equity Services, Inc." will not be accepted.
o If your check does not clear, you may be charged a $20 service fee.
o All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until accepted. The Fund reserves the right to decline or accept a purchase application in whole or in part.

Fund shares are sold on a continuous basis at the net asset value per share next computed following receipt of a purchase order in proper form (as described above). Net asset value per share is calculated once daily as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. See "Valuation of Fund Shares."

Minimum Investments                   Initial                   Subsequent
                                     Investment                 Investment
Regular Account
 (Open Purchase Plan):                  $500                      $ 50

Planned Automatic
Investment Draft Plan
 ("PAID" Plan):                         $200                      $ 20

Periodic Purchase Plan:                 $500                      $240
                                                                 annually

Employer-Sponsored                      $200                      $10 per
 Payroll Deduction Plan:                                         pay period

Traditional IRAs:                       $500                     $ 50

Roth IRAs:                              $500                     $ 50

Education IRAs:                         $500                      N/A

The Fund may change or waive these minimums at any time; you will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

Purchases which would result in the investor owning, either beneficially or of record, more than 4.9% of the Fund's outstanding shares will not be accepted unless the investor enters into an agreement with the Fund which takes into account the interests of all Fund shareholders. The Fund will redeem the shares of any investor in excess of 4.9% of the Fund's outstanding shares if the investor does not enter into such an agreement. Sentry Insurance and its affiliated companies are excluded.

Stock Certificates

The Fund does not issue stock certificates. Sentry Equity will maintain an account for you that will record your Fund share holdings to three decimal places.

Distributions

All distributions of investment income (dividends) or net realized capital gains will be paid in shares of the Fund, which will be added to your account at net asset value. See "Distributions to Shareholders and Taxation." However, if you have a Regular Account, you may receive all of your distributions, or only those distributions representing investment income, in cash if you elect to do so on the Application or by written notice to Sentry Equity.

Confirmations

A written confirmation will be mailed to you each time a transaction occurs that changes the number of shares you own. The confirmation will give details of the transaction and state the number of shares you owned before and after the transaction.

Delivery of Shareholder Reports

Under federal securities law, the Fund is required to provide its shareholders with certain periodic reports, including financial reports. In some cases, multiple shareholders reside in the same household. Rather than sending multiple copies of the same report to one household, the Fund will mail only one report to an address at which two or more shareholders reside.

Please note: If you reside in a household with other Fund shareholders, but you want to receive your own separate copy of all reports to shareholders, you must notify us by calling Sentry Equity Services, Inc. at 1-800-533-7827 (toll-free)

Documents and reports related to your individual account, such as transaction confirmations, will be send to you individually.

SPECIAL SERVICES FOR SHAREHOLDERS

The Fund offers the following services to shareholders. Additional information about these services is available by contacting Sentry Equity at (800) 533-7827. The Fund may modify or terminate these services at any time.

Participation in any of the Fund's investment plans is entirely voluntary and you may discontinue or convert to another plan at any time subject to certain restrictions or penalties for IRA plans.

Planned Automatic Investment Draft Plan

The Planned Automatic Investment Draft ("PAID") Plan is offered by Sentry Equity to allow the purchase of Fund shares at regular intervals. Based on your authorization, an automatic withdrawal is made by Sentry Equity from your bank account each month to purchase shares of the Fund. This ensures that the purchase schedule you select is maintained. There is no extra charge for this service. For more information on the PAID Plan, see the Fund's SAI.

Periodic Purchase Plan

Under the Periodic Purchase Plan, you may elect to make regular investments of a specified amount either monthly, quarterly or semi-annually. This plan requires a minimum annual investment of $240. The amount and frequency of payments (including additional payments) may vary as long as the minimum initial purchase of $500 and minimum annual purchase of $240 requirements are met.

Payroll Deduction

Employer-sponsored payroll deduction plans are designed for investors who wish to make purchases of Fund shares at regular intervals. You may enroll in this plan by completing the Application and making an initial purchase of $200 or more. For additional investments made under an employer-sponsored payroll deduction plan, the minimum purchase is $10 per pay period. Purchases are entirely voluntary.

Systematic Withdrawal Plan

If you own $5,000 or more of Fund shares (the shares cannot be in certificate form), you may request quarterly payments from your account of at least $50, payable to you or to your designated payee. For accounts of $10,000 or more, monthly payments can be made. Ordinarily, sufficient shares will be redeemed from your account for the amount of the payment on the 20th day of the month and a check will be mailed to you or your designated payee within three business days.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the Application. For more information, see the Fund's SAI.

Individual Retirement Accounts

The Fund offers three types of individual retirement accounts (IRAs): the Traditional IRA, the Roth IRA, and the Education IRA. See the Fund's SAI for a more complete explanation of these IRAs.

HOW TO REDEEM SHARES

You may request redemption of all or part of your Fund shares at any time. The price per share will be the net asset value next computed, less any applicable income tax withholding, after the time the redemption request is received in proper form by Sentry Equity. See "Valuation of Fund Shares." You may contact Sentry Equity at (800) 533-7827 for more information concerning redemption of Fund shares. Your redemption proceeds will be mailed promptly, but no later than seven days after receipt of a redemption request in good order. The redemption price of shares may be more or less than your cost when you purchased the shares, depending on the market value of the securities owned by the Fund at the time of redemption.

If you redeem shares through a financial intermediary (such as a broker-dealer), the financial intermediary may charge you transaction fees for its services.
You will not be charged a fee if you redeem your Fund shares directly through Sentry Equity without the intervention of a financial intermediary.

Written Redemptions

For most redemption requests, you need only furnish a written, unconditional request to redeem your shares at net asset value to Sentry Equity Services, Inc., 1800 North Point Drive, Stevens Point, Wisconsin 54481. If shares are not represented by stock certificates, a redemption request form available from Sentry Equity, or a letter, may be used for the request. Written redemption requests received via facsimile transmission will be processed, but funds will not be released until the original, signed redemption request has been received by Sentry Equity at its office in Stevens Point, Wisconsin. Requests for redemption must be signed exactly as the shares are registered, including the signature of each owner if owned jointly, and must specify the number of shares or dollar amount to be redeemed. Each signature must be guaranteed by a registered representative of Sentry Equity, a commercial bank, trust company, member of a stock exchange, savings and loan association or savings bank, or other eligible financial institution. A notary public stamp or seal is not acceptable. The guarantee may be waived by Sentry Equity on redemptions of $10,000 or less. If the redemption request is from a qualified plan, proper withholding and request for redemption forms must be completed.

Stock Certificates

If shares are represented by stock certificates which were previously issued, the form on the back of each certificate must be used to redeem shares. The stock certificate must be signed exactly as the account is registered. If the account is owned jointly, both owners must sign.

Special Situations

Under certain circumstances (such as corporate or fiduciary registrations), Sentry Equity may require additional documents (such as inheritance tax waivers, death certificates or corporate resolutions) before the proceeds of a redemption can be paid.

The Fund may suspend the right of redemption and the determination of net asset value of its shares under the following unusual circumstances: when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders. In that event, redemption will be effected at the net asset value next determined after the suspension has been lifted unless the shareholder has withdrawn the redemption request.

If you have been a shareholder for at least five years and the aggregate value of your shares does not exceed $200, the Fund reserves the right to close your account. Before such action is taken, you will be provided with six months' prior written notice.

The Fund has the right to redeem Fund shares in whole or in part with portfolio securities (i.e., redemption-in-kind). For more information, please consult the SAI.

VALUATION OF FUND SHARES

Net asset value is calculated by taking the value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on weekends and national holidays. Net asset value is not determined on days the New York Stock Exchange is closed. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed. However, orders received by Sentry Equity prior to the close of trading on the New York Stock Exchange and prior to the close of the Fund's business day will be confirmed at a price based on the net asset value effective as of the close of the Exchange on that day with payment to follow.

DISTRIBUTIONS TO SHAREHOLDERS AND TAXATION

For federal income tax purposes, all dividends and distributions of short-term capital gains you receive from the Fund are taxable as ordinary income, whether reinvested in additional shares or received in cash. Distributions of long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period (and the applicable tax rate) is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Fund expects that, because of its investment objective, distributions will consist primarily of long- and short-term capital gains. You will be informed annually of the amount and nature of all dividends and capital gains paid during the prior year. Capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you will generally not be required to pay federal income taxes on the distributions made to you by the Fund.

The Fund intends to declare dividends in June and December, and to distribute any capital gains annually with the December dividend. Any dividend that is declared in October, November or December as of a record date in one of those months, but is actually paid to shareholders during the following January is deemed to have been received by shareholders on December 31 of the calendar year it was declared.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the distribution. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then-prevailing net asset value. If you participate in an Open Purchase Plan, you may request your dividend and capital gains distributions, if any, in cash.

If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 30%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

PRIVACY

Protecting your personal information is a priority for the Fund and the Fund's affiliated companies, which are listed below. The Fund collects, retains and uses personal information for the purpose of providing suitable investment opportunities and services for its investors.

The Fund will collect information you provide on applications or other forms, or in your verbal response to questions. This may include identifying information such as your name, social security number and address, as well as information about your assets and income. The Fund will also collect information about your transactions with the Fund, including share purchases, redemptions and withdrawals.

The Fund and its affiliates do not sell customer lists or any personal information regarding their customers.

The Fund and its affiliates do not disclose nonpublic personal financial information about customers to nonaffiliated third parties, except as permitted by law.

The Fund may share personal financial information about you with its affiliated companies in order to make additional services available to you.

The Fund maintains physical, electronic and procedural safeguards to protect your personal information. The Fund restricts access to nonpublic personal data to those persons who need to know that information in order to provide services to you.

Any entity which provides support services to the Fund is required to protect investors' personal information.

When necessary, these privacy policies may be amended.

If you have questions regarding the Fund's privacy policies, please write to Corporate Compliance/Privacy, 1800 North Point Drive, Stevens Point, WI 54481.

Companies affiliated with Sentry Fund, Inc.
 - Sentry Insurance a Mutual Company
 - Sentry Casualty Company
 - Sentry Equity Services, Inc.
 - Sentry Life Insurance Company
 - Sentry Life Insurance Company of New York
 - Sentry Lloyds of Texas
 - Sentry Select Insurance Company
 - Parker Services, L.L.C.
 - Parker Stevens Agency, L.L.C..
 - Parker Stevens Insurance Agency
    of Massachusetts, Inc.
 - Parker Stevens Agency of Texas, Inc.
 - Patriot General Insurance Company
 - Middlesex Insurance Company
 - Dairyland Insurance Company
 - Dairyland County Mutual Insurance Company of Texas

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report for the year ended October 31, 2003, which is available on request.

                                                 Year Ended October 31
                                         --------------------------------------

                                          2003   2002    2001    2000    1999
                                          ----   ----    ----    ----    ----
Net Asset Value,
 Beginning of Period                     $8.44  $ 9.86  $14.90  $17.64  $19.80
                                         -----  ------  ------  ------  ------
Income From Investment Operations
 Net Investment Income                     .04     .03     .06     .08     .15
 Net Realized and Unrealized Gains
  (Losses) on Investments                 1.46   (1.35)  (2.41)   (.09)   (.19)
                                         ------  ------  ------  ------  ------

Total from Investment Operations          1.50   (1.32)  (2.35)   (.01)   (.04)

Less Distributions
 Dividends From Net
  Investment Income                       (.04)   (.06)   (.08)   (.13)   (.12)
 Distributions From Net
  Realized Gains                             -    (.04)  (2.61)  (2.60)  (2.00)
                                         ------  ------  ------  ------  ------
Total Distributions                       (.04)   (.10)  (2.69)  (2.73)  (2.12)
Net Asset Value, End of Period           $9.90   $8.44   $9.86  $14.90  $17.64
                                         ======  ======  ====== ======= =======
Total Return                             17.86% (13.58%)(18.47%)   .46%   (.57%)

Ratios/Supplemental Data
Net Assets, End of Period             $ 56,063 $49,175  $61,393 $80,520 $95,689
  (in Thousands)
Ratio of Expenses to
 Average Net Assets                      1.00%     .96%    .91%    .88%    .84%
Ratio of Net Investment Income
 to Average Net Assets                    .48%     .32%    .54%    .50%    .81%
Portfolio Turnover Rate                 37.91%   37.95%  63.22%  91.38%  24.33%

INVESTMENT ADVISER
Sentry Investment Management, Inc.
1800 North Point Drive
Stevens Point, WI  54481

DISTRIBUTOR
Sentry Equity Services, Inc.
1800 North Point Drive
Stevens Point, WI  54481

CUSTODIAN
Citibank, N.A.
399 Park Avenue
New York, NY  10022

LEGAL COUNSEL
Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, IL  60601

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

The SAI for the Fund contains additional information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted on the cover of this Prospectus. These documents are also available from Sentry Equity. General inquiries regarding the Fund can be directed to the Fund at the address and toll-free telephone number on the cover of this Prospectus.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

The Fund's 1940 Act File Number is 811-1861

                                     PART B

[Front Cover]
                      STATEMENT OF ADDITIONAL INFORMATION


                               SENTRY FUND, INC.
                             1800 North Point Drive
                            Stevens Point, WI 54481
                            Telephone (800) 533-7827


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Sentry Fund, Inc. (the "Fund") dated March 1, 2004.

A copy of the Fund's Prospectus is available without charge by writing or calling Sentry Equity Services, Inc. at 1800 North Point Drive, Stevens Point, WI 54481, (800) 533-7827.

The Fund's audited financial statements for the year ended October 31, 2003 are incorporated herein by reference to the Fund's 2003 Annual Report.

Date: March 1, 2004

                               TABLE OF CONTENTS

Fund Organization                                                       B-3
Investment Restrictions                                                 B-3
Implementation of Investment Objectives                                 B-4
Directors and Officers                                                  B-6
Principal Shareholders                                                  B-8
Investment Adviser and Other Services                                   B-8
Proxy Voting                                                            B-9
Brokerage Practices                                                     B-10
Underwriter and Transfer Agent                                          B-11
Custodian                                                               B-11
Purchase, Redemption and Pricing                                        B-12
Taxation of the Fund                                                    B-14
Anti-Money Laundering and Customer Identification Programs              B-14
Code of Ethics                                                          B-14
Independent Accountant                                                  B-15
Financial Statements                                                    B-15


In deciding whether to invest in the Fund, you should rely on information in this Statement of Additional Information and the Fund's Prospectus dated March 1, 2004. The Fund has not authorized others to provide you with additional information. The Fund has not authorized the use of this Statement of Additional Information in any state or jurisdiction in which an offer to sell shares of the Fund may not lawfully be made.

                               FUND ORGANIZATION

Sentry Fund, Inc. is a no-load, diversified, open-end management investment company. The Fund is a corporation organized under the laws of the State of Maryland on May 9, 1969. The Fund is authorized to issue shares of common stock, each of the same class. Each share has equal, non-cumulative rights as to voting (with each full share entitled to one vote), redemption, dividends and liquidation.

No certificates will be issued for shares held in your account. However, you will have shareholder rights.

Generally, the Fund will not hold annual shareholders' meetings unless required under the Investment Company Act of 1940, as amended (the "1940 Act"), or under Maryland law. Shareholders have certain rights, including the right to call an annual meeting by a vote of 10% of the Fund's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Fund to assist the shareholders in calling an annual meeting.

                            INVESTMENT RESTRICTIONS

Listed below are the Fund's fundamental investment policies which cannot be changed without the approval of a majority of the Fund's outstanding voting shares. A majority of the Fund's outstanding voting shares means the lesser of
(a) 67% or more of the shares of the Fund represented at a meeting at which holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.   Issue senior securities, except as permitted under the 1940 Act;

2. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not in excess of the lesser of 5% of the current value of the Fund's total assets or 10% of the Fund's gross assets taken at cost;

3. Pledge or mortgage assets of the Fund with a current value in excess of 15% of the value of the Fund's net assets taken at cost;

4. Invest more than 25% of the current value of its total assets in a particular industry or group of industries;

5.   Underwrite securities of other issuers;

6.   Buy and sell commodities or commodity contracts;

7.   Buy and sell puts, calls, straddles, spreads or options;

8. Buy and sell real estate or other interests in real estate which are not readily convertible into cash;

9. Make loans to other persons except through the purchase of a portion of a publicly distributed issue of bonds or other marketable obligations;

10. Invest more than 5% of the current value of its total assets in the securities of any one issuer (other than United States government securities) if such purchase would cause the current value of the Fund's investments in all such companies to exceed 5% of the current value of the Fund's total assets.

11. Buy or retain securities issued by any other investment company, except that securities of closed-end investment companies may be purchased as part of a plan of merger or through a broker who is paid no more than the usual or customary brokerage commissions;

12. Buy or retain securities of any issuer if those officers and directors of the Fund or its investment adviser, who own individually more than 1/2% of the securities of such issuer, together own beneficially more than 5% of such securities;

13.  Buy securities on margin or sell securities short;

14. Participate, on a joint or a joint and several basis, in any trading account in securities;

15. Buy securities if a registration statement would have to be filed under the Securities Act of 1933 in order to sell the securities to the public at the time of purchase (such securities are frequently called "letter" or "restricted" stock); and

16. Invest more than 10% of the value of the Fund's total assets in securities of foreign issuers.

The Fund's objective, which is to seek long-term capital growth, is also a fundamental investment policy which cannot be changed without the approval of a majority of the Fund's outstanding voting shares.

In addition, the Fund maintains the following investment restrictions which may be changed by the Board of Directors without shareholder approval:

1. The Fund will not invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable.

2. The Fund will not invest any part of its total assets in oil, gas or other mineral exploration, development or lease programs.

3. The Fund will not pledge, mortgage or hypothecate its assets in excess of 2% of its net assets taken at market value at the time of any sale of its shares.

4. The Fund will not invest in warrants exceeding 5% of the value of its net assets, no more than 2% of which may be warrants not listed on the New York Stock Exchange or the American Stock Exchange.

5. The Fund will not invest in securities that are not readily saleable, including securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of the Fund's total assets (taken at market value at the time of purchase) would be invested in such securities.

The Fund is permitted to invest in securities issued by broker-dealers that execute the Fund's portfolio brokerage transactions. The Fund will not invest more than 5% of the value of its total assets in the securities of any one such issuer nor will the Fund own more than 5% of a class of such an issuer's equity securities nor more than 10% of the outstanding principal amount of such issuer's debt securities.

Unless otherwise noted, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in the market value of the investment will not constitute a violation of that restriction.

                    IMPLEMENTATION OF INVESTMENT OBJECTIVES

The following information supplements the discussion of the Fund's investment objectives described in the Prospectus under the caption "How the Fund Invests."

Small Capitalization Companies

The Fund may, from time to time, invest in small capitalization companies. While small-cap companies generally have the potential for rapid growth, investments in small-cap companies often involve greater risks that investments in larger, more established companies because small-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances, the securities of small-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small-cap companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small-cap company securities.

You should know that based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that limits its investments to larger, more established companies. The research efforts of the Fund's investment adviser may also play a greater role in selecting securities for the Fund than in a fund that invests in larger, more established companies.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuers and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.


A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Warrants

Warrants are options to purchase equity securities at a specified price during a specified period of time. They do not represent ownership of the securities, but only the right to buy the securities. Investing in warrants is pure speculation because warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer. The price of warrants does not necessarily move parallel to the price of the underlying securities.

The Fund may invest in warrants if, after such investment, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

Temporary Investments

Short-Term Obligations. In times when the Fund's investment adviser believes that adverse market, economic, political or other conditions justify such action, the Fund may invest all or a substantial portion of its assets temporarily in short-term fixed-income securities, including, without limitation, the following:

o U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities;

o Certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association;

o Bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest;

o Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions; o Repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities; or

o Commercial paper and commercial paper master notes rated investment grade or better, which are demand instruments without a fixed maturity date bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Fixed Income Obligations. Fixed income obligations in which the Fund may invest for temporary, defensive purposes will be primarily investment-grade debt obligations or determined to be comparable by the Fund's investment adviser. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

Portfolio Turnover

Portfolio turnover rate is a measure of the purchase and sale activity of the securities in the Fund's portfolio during a one-year period. Since the Fund's primary objective is to purchase securities for long-term appreciation, securities are not purchased with a view to rapid turnover. Therefore, the Fund does not intend to engage in short-term trading. Purchases and sales of securities are made whenever the Fund's investment adviser believes the possibilities for long-term appreciation of a security have diminished significantly or the risk of decline in the market price is too great. For the fiscal years ended October 31, 2003 and 2002, the Fund's portfolio turnover rates were approximately 37.91% and 37.95%, respectively.

                             DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Fund is responsible for managing its business and affairs. The directors and officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below.

                             INDEPENDENT DIRECTORS

                                                Term of                                 Number of       Other
                                Position        Office/         Principal               Portfolios      Directorships
                                Held with       Length of       Occupation(s)           Overseen        Held By
Name & Address          Age     the Fund        Time Served     During Past 5 Years     by Director     Director
--------------          ---     --------        -----------     -------------------     -----------     --------

Thomas R. Copps         64      Director        Indefinite/     Retired Vice President          1       None
10759 East Mark Lane                            20 years        Public Relations
Scottsdale, AZ 85255                                            Copps Corporation

David W. Graebel        74      Director        Indefinite/     Chairman of the Board           1       None
16346 East Airport Circle                       34 years        Graebel Movers, Inc.
Aurora, CO 80011

Steven J. Umland        48      Director        Indefinite/     Vice President Finance          1       None
11925 West Lake Park Dr.                        8 years         & Chief Financial Officer
Milwaukee, WI 53224                                             Ministry Health Care

                       OFFICERS AND INTERESTED DIRECTORS

                                                Term of                                 Number of       Other
                                Position        Office/         Principal               Portfolios      Directorships
                                Held with       Length of       Occupation(s)           Overseen        Held By
Name & Address          Age     the Fund        Time Served     During Past 5 Years     by Director     Director
--------------          ---     --------        -----------     -------------------     -----------     --------
Dale R. Schuh *         55      Chairman        Indefinite/     Chairman of the Board,          1       Sentry Equity Services, Inc.
1800 North Point Dr.                            10 years        Chief Executive Officer
Stevens Point, WI 54481         Director        1 year/         & President,                            Sentry Investment
                                                10 years        Sentry Insurance                        Management, Inc.
                                                                 a Mutual Company

William J. Lohr *       54      Director        Indefinite/     Vice President &                1       Sentry Equity Services, Inc.
1800 North Point Dr.                            6 years         Treasurer,
Stevens Point, WI 54481         Treasurer       1 year/         Sentry Insurance                        Sentry Investment
                                                5 years          a Mutual Company                       Management, Inc.

James J. Weishan        50      President       1 year/         Vice President,                 1
1800 North Point Dr.                            4 years         Sentry Insurance
Stevens Point, WI 54481                                          a Mutual Company
                                President                       Senior Vice President
                                                                 Investments,
                                                                General Electric Financial
                                                                 Assurance

Wallace D. Taylor       48      Vice President  1 year/         Vice President,
1800 North Point Dr.                            3 years         Sentry Insurance
Stevens Point, WI 54481                                          a Mutual Company

William M. O'Reilly     49      Secretary       1 year/         Vice President, General
1800 North Point Dr.                            10 years        Counsel & Corporate
Stevens Point, WI 54481                                         Secretary,
                                                                Sentry Insurance
                                                                 a Mutual Company

As of February 1, 2004, the directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

                                                Aggregate Dollar Range
                                                  of Securities in
                        Dollar Range of            All Registered
 Name of Director     Equity Securities          Investment Companies
                         in the Fund             Overseen by Director
                                                     in Family of
                                                 Investment Companies
--------------------  --------------------      -----------------------

Thomas R. Copps         $1 - $10,000                    None
David W. Graebel            None                        None
Steven J. Umland            None                        None
Dale R. Schuh               None                        None
William J. Lohr         $1 - $10,000                    None

                   COMPENSATION PAID TO DIRECTORS BY THE FUND
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003

                                      Pension or                         Total Compensation
Name of Person,        Aggregate  Retirement Benefits   Annual Benefits    from Fund and
  Position           Compensation  Accrued as Part of   upon Retirement    Fund Complex
                                                                         Paid to Directors
---------------     ------------- -------------------   ---------------  -------------------
Thomas R. Copps,
Director                $2,000          None                  None              None
David W. Graebel,
Director                $1,500          None                  None              None
Steven J. Umland,
Director                $1,750          None                  None              None
Dale R. Schuh,
Director*               None            None                  None              None
William J. Lohr,
Director*               None            None                  None              None

*Interested Directors

The Board of Directors has two standing committees.

Audit Committee. Members of the Audit Committee are Messrs. Copps, Graebel, and Umland. The committee meets once annually to review the Fund's audited financial statements, to discuss the audited financial statements with the Fund's independent accountant, and to recommend selection of an independent auditor to the Board.

Nominating Committee. Members of the Audit Committee are Messrs.
Copps, Graebel, and Umland. The committee was established in 2001. It has not met since it was established and will meet only when necessary to select and recommend candidates who are not "interested persons" of the Fund.

The Nominating Committee will only consider nominations for the Board of Directors made by the Fund's officers and Directors.

                             PRINCIPAL SHAREHOLDERS

As of February 1, 2004, the following persons owned of record or are known by the Fund to own of record or beneficially 5% or more of the Fund's outstanding shares:

                                                                   Owned of
                                                                   Record or
Name and Address             Number of Shares      Percentage      Beneficially
----------------             ----------------      ----------      ------------

Sentry Insurance
 a Mutual Company
1800 North Point Drive           2,075,887           36.71%        Of Record
Stevens Point, WI  54481

Sentry 401(k) Plan
1800 North Point Drive           1,296,179           22.92%        Beneficially
Stevens Point, WI  54481

As of February 1, 2004, Sentry 401(k) Plan and Sentry Insurance a Mutual Company each owned a controlling interest in the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund.

                     INVESTMENT ADVISER AND OTHER SERVICES

The Adviser has entered into an Investment Advisory Agreement (the "Agreement") with the Fund. The Adviser is a wholly-owned subsidiary of Sentry Insurance. The Fund's underwriter, Sentry Equity, is also a wholly-owned subsidiary of Sentry Insurance and is therefore affiliated with the Adviser and the Fund.

The following persons serve on the Adviser's Board of Directors: Dale R. Schuh, James J. Weishan, William J. Lohr and William M. O'Reilly.

     Mr. Schuh is also Chief Executive Officer and President of Sentry Insurance and serves as an officer or a director of many of its subsidiary companies.

     Mr. Weishan is also President of the Adviser, Vice President of Sentry Insurance, and serves as a director of many of its subsidiary companies.

     Mr. Lohr is also Treasurer of the Adviser and Vice President of Sentry Insurance and serves as an officer and director of many of its subsidiary companies.

     Mr. O'Reilly is also Secretary of the Adviser and Vice President, General Counsel and Corporate Secretary of Sentry Insurance and serves as an officer and director of many of its subsidiary companies.

When approving the Agreement, the Board of Directors, including the independent Directors, consider a number of factors, including: (1) whether the level of fees charged by the Adviser represents fair value to the shareholders; (2) the Adviser's adherence to the investment limitations imposed by the Investment Company Act of 1940, the Internal Revenue Code, and the Board of Directors; (3) acceptability of the portfolio turnover rate in light of the current investment strategy as communicated to the Directors; (4) adherence to the Code of Ethics; and (5) the Adviser has satisfactorily provided reports concerning portfolio transactions, management of Fund assets, investment strategy, and industry comparisons.

The Agreement provides that the Adviser will furnish the Fund with office space, facilities and services; manage the Fund's investments; provide bookkeeping services; and permit any of the Adviser's officers and employees to serve, without compensation by the Fund, as officers and directors of the Fund if elected to such positions. The Fund has agreed to pay the Adviser a fee for its services at the following rates:

                        Net Asset       Value Annual Rate
                        ---------       -----------------
        First           $150,000,000          0.75%
        Next            $150,000,000          0.60%
        Next            $200,000,000          0.525%
        Amount over     $500,000,000          0.45%

The fee is computed and paid quarterly. During the fiscal years ended October 31, 2003, 2002, and 2001, the Adviser's fees for services to the Fund were $384,387, $440,527, and $534,375, respectively.

If the costs of the underwriter, Sentry Equity, in fulfilling its obligations to the Fund under the Underwriter Agreement exceed its ability to operate profitably, the Adviser may reimburse Sentry Equity for a portion of its expenses. See "Underwriter and Transfer Agent."

Certain expenses of the Fund, such as taxes, portfolio brokerage commissions, the cost of state and federal securities registrations, printing stock certificates and checks, preparation of and postage for shareholders' reports, costs of preparing and printing prospectuses, fees for maintaining shareholders' records, custodial fees, transfer agent fees, auditors' fees, legal fees and unaffiliated directors' fees, are paid by the Fund.

If the total expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including the investment advisory fee) exceed the sum of 1-1/2% of the first $30,000,000 and 1% of the balance of the average daily net asset value of the Fund in any one fiscal year, the Adviser will reimburse the Fund for such excess. This expense limitation is taken into consideration with each payment of the management fee.

The Agreement will continue from year to year so long as it is approved annually by (1) the vote of a majority of the Directors of the Fund who are not "interested persons" of either the Fund or the Adviser, cast in person at a meeting called for that purpose, and (2) the vote of the Board of Directors of the Fund or the vote of a majority of the outstanding voting shares of the Fund. The Agreement terminates automatically if assigned. In addition, the Agreement may be terminated at any time, without penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting shares of the Fund, by giving at least 60 days' written notice to the Adviser. The Adviser may terminate the Agreement by giving at least 60 days' written notice to the Fund. The Agreement may be amended only with the approval of a majority of the outstanding voting shares of the Fund.

The Agreement provides that the Adviser will not be liable to the Fund or its shareholders, or any other person, for any error of judgment or for any loss arising out of any investment or for any other act or omission in the performance by the Adviser of its duties under the Agreement except for a loss resulting from the Adviser's willful misfeasance, bad faith or gross negligence in performing its duties or reckless disregard of its obligations and duties under the Agreement.

The name "Sentry" and the minuteman service mark have been adopted by the Fund with the permission of Sentry Insurance, which has registered these service marks. Their use is subject to the right of Sentry Insurance to withdraw this permission at any time. If the Adviser, or a corporation controlled by or under common control with Sentry Insurance, ceases to be the investment adviser for the Fund, the Fund has agreed to stop using the name "Sentry" and the minuteman design.

                                  PROXY VOTING

Because the Fund is the beneficial owner of the portfolio securities, the Fund's Board of Directors, acting on the Fund's behalf, has the right and obligation to vote proxies relating to the Fund's portfolio securities. The Fund's Board of Directors has delegated this responsibility to the Fund's investment adviser, Sentry Investment Management, Inc., subject to the Board's continuing oversight. The Fund's investment adviser is obligated to vote proxies on behalf of the Fund in a manner consistent with the best interests of the Fund and its shareholders.

Under rules established by the Securities and Exchange Commission, the Fund is required to disclose the policies and procedures it uses to determine how to vote proxies relating to securities held in the Fund's investment portfolio. As permitted by the SEC rules, the Fund has adopted its investment adviser's policies and procedures for voting proxies. These policies and procedures are set out below.

     Preamble

     Sentry Investment Management, Inc. (SIMI) recognizes that voting corporate proxies is one of the fiduciary requirements it performs for the benefit of the beneficiaries of the portfolios it manages. It agrees to following the guidelines described in the Standard of Practice Handbook prepared by the Association of Investment Management and Research in the absence of specific guidelines outlined in this document.

     Procedures

     Any portfolio manager employed by SIMI, or its management, will be authorized to vote proxies for any portfolio managed by SIMI.

     If any individual voting proxies is unsure of which standards to apply to a given item, they will review the item with the other portfolio managers to reach a consensus of how to vote.

     In the case of a conflict of interest between SIMI and its clients, SIMI will seek input from those clients.

     Guidelines

     SIMI shall support management if management's position appears reasonable, is not detrimental to the long-term equity ownership or the long-term viability of the corporation.

     The position of management on any resolution will not be supported if it:

          1.   Would enrich management excessively.

          2. Would entrench incumbent officers or members of the board. Due regard shall be given, however, to the need for corporate boards to have a reasonably stable situation to permit concentration on long-term corporate affairs.

          3. Would dispose of substantial assets or merge without the approval of a majority of the shares entitled to vote.

          4. Would not reflect consideration of short and long-term costs and gains.

          5.   Would result in unreasonable costs.

          6. Would disadvantage the corporation relative to other corporations.

          7. Would oppose a proposal to have the shareholders approve the selection of any independent auditor.

     If SIMI finds that management's position on resolutions cannot be supported consistently, SIMI shall review the quality of management and the projected future of the corporation to determine whether SIMI should sell its equity interest in the corporation.

     Record Keeping

     Copies of all proxy votes will be kept by calendar year in which they are voted. If any of the portfolios for which SIMI acts as investment adviser require separate records be kept, SIMI will comply. Beneficiaries or their representatives will be allowed access to these records upon request.

                              BROKERAGE PRACTICES

In placing the Fund's portfolio purchase and sale orders, it is the Adviser's policy to seek the best execution of orders at the most favorable price, taking into account research services which, in effect, are provided with brokerage commissions as described in this and the following paragraph. The determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, the broker's financial strength and stability, and the Adviser's previous experience in dealing with the broker. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Primary market makers are used for transactions in the over-the-counter market except in those instances where the Adviser believes better execution or a more favorable price can be obtained elsewhere. The Adviser may also purchase securities listed on stock exchanges from non-exchange members in transactions off the exchange. Brokerage services will not be allocated based on the sale of the Fund shares.

Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In allocating brokerage business for the Fund, the Adviser takes into consideration the research, analytical, statistical and other services and information provided by the broker, such as economic, securities, and performance measure research. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers. Even though the Adviser negotiates commissions, the Fund may absorb higher brokerage commissions than might be available from other brokers if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided and the payment is made in compliance with the provisions of Section 28(e) or other applicable federal and state laws. Other advisory clients may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

The aggregate amount of brokerage commissions paid for the fiscal years ended October 31, 2001, 2002, and 2003, was $109,535, $80,551, and $77,862,
respectively. All of the commissions were paid to brokers providing research services. Neither the Adviser nor any company affiliated with the Adviser receives any brokerage commissions from the Fund. During the fiscal year ended October 31, 2003, the Fund did not acquire any stock of its regular brokers or dealers.

At times, the Adviser may consider purchases or sales of the same securities for the Fund and for one or more of its other clients. In such cases, the Adviser will allocate purchase and sale transactions among its clients in a manner it deems equitable.

                         UNDERWRITER AND TRANSFER AGENT

Sentry Equity Services, Inc. ("Sentry Equity"), 1800 North Point Drive, Stevens Point, Wisconsin 54481, a wholly-owned subsidiary of Sentry Insurance, acts as underwriter for the Fund pursuant to an Underwriter Agreement (the "Agreement").

The Agreement provides that Sentry Equity will use its best efforts to offer to the public on a continuous basis shares of the Fund through its sales agents. Most sales agents also serve as insurance representatives of Sentry Insurance. Sales agents receive a commission from Sentry Equity of 1% on all sales of Fund shares. However, because the Fund is a "no load" fund, no sales commissions are charged on the purchase of Fund shares and, therefore, Sentry Equity receives no commission or other remuneration from the Fund for its services as underwriter.

Under the Agreement, Sentry Equity has agreed to furnish clerical and administrative personnel and services to the Fund and to provide office space, facilities and equipment required by such personnel, other than such services as may be provided by the Adviser.

The Agreement will continue from year to year so long as it is approved at least annually by (1) the vote of a majority of the Directors of the Fund who are not "interested persons" of either the Fund or Sentry Equity, cast in person at a meeting called for such purpose, and (2) the vote of the Fund's Board of Directors or the vote of a majority of the outstanding voting shares of the Fund. The Agreement terminates automatically if assigned. In addition, the Agreement may be terminated at any time, without penalty, by the Fund's Board of Directors or by the vote of a majority of the outstanding voting shares of the Fund, by giving at least 60 days' written notice to Sentry Equity. Sentry Equity may terminate the Agreement by giving at least 60 days' written notice to the Fund.

Sentry Equity also serves the Fund under a separate Agency Agreement as Transfer Agent, Dividend Disbursing Agent and Plan Agent (including the maintenance of shareholder records). For these services, Sentry Equity is paid an annual fee of $8.50 per shareholder account. During the fiscal year ended October 31, 2003, $22,165 was paid pursuant to the Agency Agreement. To handle these functions, Sentry Equity has contracted with Sentry Insurance for the use of its extensive information services staff and equipment. The Fund believes the payment by the Fund to Sentry Equity for the services described in this paragraph are comparable to the charges of other companies performing similar services.

                                   CUSTODIAN

Citibank, N.A., 399 Park Avenue, New York, New York 10022, is custodian of the Fund's securities and cash, and handles receipts and disbursements for the Fund pursuant to a Custodian Agreement. The custodian performs no management or policymaking functions for the Fund. Its compensation is based on the number of shares in the Fund's portfolio and the number of portfolio transactions.

                        PURCHASE, REDEMPTION AND PRICING

Planned Automatic Investment Draft (PAID) Plan

The PAID Plan allows you to make regular, systematic investments in Fund shares by having a set amount deducted directly from your bank account every month. By participating in the PAID Plan, you will be investing a fixed amount of money at regular time intervals. This is an investment strategy known as dollar cost averaging. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. A program of regular investment cannot ensure a profit or protect against a loss from declining markets.

Individual Retirement Accounts

In addition to purchasing Fund shares as described in the Prospectus under "How to Purchase Shares," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs").

Traditional IRA. Under a Traditional (deductible) IRA, earnings accumulate on a tax-deferred basis on annual IRA contributions equal to the lesser of 100% of compensation received during the year or $3,000 ($6,000 in the case of a spousal IRA provided certain income requirements are met). In addition, investors age 50 and older may contribute an additional $500 to an IRA. The $3,000 deductible contribution limit is available only to (1) taxpayers who are not active participants in certain qualified retirement plans, and (2) taxpayers who are active participants in certain qualified plans but have adjusted gross income below a specified level. Generally, a taxpayer is deemed an active participant in a qualified retirement plan if, for any part of the plan's taxable year that ends in the taxpayer's taxable year, the taxpayer or the taxpayer's spouse is an active participant in one of the following: a qualified pension plan; a qualified profit sharing or money purchase plan; a 403(b) annuity program; a simplified employee pension plan; or a government plan (other than a plan maintained for state and local employees under Section 457 of the Internal Revenue Code). A married taxpayer filing a joint return who is an active participant in a qualified retirement plan may make a deductible IRA contribution of up to $3,000 ($6,000 in the case of a spousal IRA provided certain income requirements are met).

Roth IRA. Under a Roth IRA, annual non-deductible contributions of $3,000 can be made (in combination with a Traditional IRA, whether deductible or not) or 100% of earned income if less than $3,000, subject to certain income limitations. Spousal contributions can be made up to $3,000 annually subject to certain income limitations. In addition, investors age 50 and older may contribute an additional $500 to a Roth IRA. Distributions from a Roth IRA are tax-free after age 591/2 if it has been held more than five years. Distributions before age 591/2 are tax-free if it has been held more than five years and the owner dies, becomes disabled, or uses the proceeds for certain purposes. Eligibility for a Roth IRA is subject to certain income limitations.

Education IRA. Under an Education IRA, parents who meet certain income eligibility requirements can set up savings accounts for their children's post-secondary education. Depending on the parents' income, the parents may be able to contribute up to $2,000 annually for each child until the child turns
18. Although parents' contributions to Education IRA accounts are after-tax contributions, all earnings used to pay for the child's post-secondary education, and for elementary and secondary school expenses, are tax-free. Earnings not used to pay for the child's post-secondary education expenses are subject to income tax and an additional 10% penalty. Any money remaining in an Education IRA when the child reaches age 30 must be distributed or rolled over to another eligible family member to avoid certain taxes. Eligibility for an Education IRA is subject to certain income limitations.

There are penalties for withdrawals from Traditional and Roth IRA accounts before age 591/2. If you are considering establishing any IRA, you should consult with your tax adviser about applicable plan requirements, contribution limitations, income limits for eligibility and potential tax liabilities.

Under current IRS regulations, IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. The custodian may, in its discretion, hold the initial contributions uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion, but reserves the right to do so.

Redemption-in-Kind

The Fund has filed a Notification under Rule 18f-1 of the 1940 Act, pursuant to which it reserves the right, in extraordinary circumstances, to pay the redemption price in whole or part in portfolio securities if deemed advisable by the Board of Directors or any officer of the Fund. However, this option to redeem in portfolio securities is limited with respect to each shareholder during any 90-day period to an amount not in excess of the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If redemption is made in portfolio securities, the shareholder would incur brokerage expenses if he or she sold the securities received. An officer of the Fund will only make such a decision in cases of extreme urgency where there is not sufficient time for the Board of Directors to act, and such action will be subsequently reviewed by the Board of Directors.

Other Special Redemption Situations

The Board of Directors may, by resolution as provided in the Fund's Articles of Incorporation, establish a redemption fee of not more than 1% of net asset value for redemption of shares which have been outstanding less than one year. If such a fee is established, shareholders will be given at least 30 days' advance notice.

Pursuant to the Fund's Articles of Incorporation, the Fund may, by resolution of the Board of Directors and after giving at least six months' written notice to the shareholder, redeem all shares owned by any shareholder who (1) has been a shareholder of record for more than five consecutive years, and (2) does not own shares the original cost (purchase price) of which exceeds $200 in the aggregate at the time of redemption. For purposes of the foregoing, where multiple purchases and redemptions of shares have occurred and the Fund is unable to determine the original cost of the shares held by the shareholder, the Fund will deem those shares held at the time of such redemption to be those acquired at the lowest original cost. The Directors have taken no action on this matter, but may consider it from time to time. Shareholders will be notified if the Board of Directors adopts such a resolution.

The Fund intends to exercise its right as provided in the Articles of Incorporation to redeem at net asset value any portion of the shares owned beneficially or of record by any shareholder in excess of 4.9% of the outstanding shares of the Fund, excluding Sentry Insurance and its affiliated companies or other shareholders who have entered into agreements with the Fund designed to take into account the interests of all shareholders. This right will not be exercised if a shareholder's percentage of ownership exceeds 4.9% of the outstanding shares as a result of redemptions by other shareholders or the reinvestment of any dividends or capital gains distributions.

Systematic Withdrawal Plan

Based on the balance of the account, shareholders may set up automatic quarterly or monthly withdrawals from their Fund account. Depending on the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust a shareholder's account. If the amount remaining in a shareholder's account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the systematic withdrawal plan will be terminated.

Pricing of Shares (Computation of Net Asset Value)

Fund shares are sold on a continuous basis at the net asset value per share next computed following receipt of a purchase order in proper form by Sentry Equity.

The net asset value per share is computed as of the close of trading (generally 4:00 p.m., Eastern Time) on the New York Stock Exchange each day on which the Exchange is open for trading or on any other day on which there is a sufficient degree of trading in the underlying assets of the Fund so that the Fund's net asset value may be materially affected. The net asset value of the Fund's shares is determined by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding. Portfolio securities which are traded or listed on a national securities exchange are valued at the last sales price at the time of computation, or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices at the time of computation, or in the case of National Market Issues, the last sales price. Securities for which market quotations are not readily available, and other assets of the Fund, are valued at fair value as determined in good faith by the Fund's Board of Directors.

                              TAXATION OF THE FUND

The Fund intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. In that event, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. What this means to shareholders of the Fund is that the cost of investing in the Fund would increase. Under these circumstances, it would be more economical for shareholders to invest directly in securities held by the Fund, rather than investing indirectly in such securities through the Fund.

           ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). The Program provides for the development of internal procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and transfer agent have established proper anti-money laundering programs and procedures, reporting suspicious and/or fraudulent activity and a review of all new opening account applications. The Fund's transfer agent will perform certain functions with respect to anti-money laundering compliance. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act or whose name or country of origin appears on lists maintained by the U.S. Treasury Department or other governmental authorities. The Fund's obligations under the Program and anti-money laundering laws and regulations could require certain actions which would impact a shareholder's ability to access funds invested in a Fund and/or reporting to governmental authorities.

In addition, the Fund has instituted a customer identification program which is intended to verify the identity of customers opening a Fund account. When you open an account, the Fund will ask for your name, address, date of birth, taxpayer identification number, and other information or documents that will allow us to identify you. If the Fund cannot reasonably ascertain the true identity of a customer, the Fund will not open the account.

                                 CODE OF ETHICS

The Fund has adopted an amended and restated Code of Ethics under Rule 17j-1 of the 1940 Act which governs the personal trading activities of all "Access Persons." Access Persons generally include all directors and officers of the Fund and the Adviser, as well as certain employees and control persons of the Fund and the Adviser who have access to information regarding the purchase or sale of securities by the Fund. The Code of Ethics is based upon the principle that Access Persons have a fiduciary duty to place the interests of Fund shareholders above their own.

The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code of Ethics requires all Access Persons (other than disinterested directors) to complete initial personal securities holding reports, quarterly personal securities transactions reports, and annual personal securities holding reports. The Code of Ethics requires Access Persons who are investment personnel to pre-clear most of their personal securities transactions.

In addition, the Fund has adopted a Code of Ethics for Principal Executive and Senior Financial Officers. The purpose of this Code of Ethics is to promote honest and ethical conduct, including the full, fair, accurate, timely, and understandable disclosure of all information related to the Fund that is filed with the Securities and Exchange Commission and publicly disseminated.

                            INDEPENDENT ACCOUNTANTS

The Fund's independent accountants, PricewaterhouseCoopers LLP, 100 East Wisconsin Ave., Milwaukee, WI 53202, audits and reports on the Fund's annual financial statements, reads certain regulatory reports and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

                              FINANCIAL STATEMENTS

The following audited financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for the fiscal year ended October 31, 2003, as filed with the Securities and Exchange Commission on or about December 18, 2003:

     A.   Portfolio of Investment Securities as of October 31, 2003

     B.   Statement of Assets and Liabilities as of October 31, 2003

     C.   Statement of Operations for the year ended October 31, 2003

     D. Statements of Changes in Net Assets for the years ended October 31, 2003 and 2002

     E. Financial Highlights for the fiscal years ended October 31, 2003, 2002, 2001, 2000, and 1999

     F.   Notes to Financial Statements

     G.   Report of Independent Auditors dated November 26, 2003.

                                     PART C

                                OTHER INFORMATION


ITEM 23 Exhibits

(a)    Articles of Incorporation of Registrant*
(b)    Bylaws of Registrant*
(c)    None
(d) Investment Advisory Agreement with Sentry Investment Management, Inc. dated March 1, 1991*
(e.1) Underwriter Agreement with Sentry Equity Services, Inc. dated December 4, 1990*
(e.2)  Form of Dealer Agreement*
(f)    None
(g)    Custodian Agreement with Citibank, N.A. dated May 1, 1989*
(h.1)  Agency Agreement with Sentry Equity Services, Inc. dated
       May 14,1970*
(h.2)  Name Agreement with Hardware Mutual Casualty Company dated
       May 9, 1969*
(h.3) Agreement between Sentry Equity Services, Inc. and Hardware Mutual Casualty Company dated May 14, 1970*
(i) Opinion and Consent of Vedder, Price, Kaufman & Kammholz, Counsel for Registrant, dated May 15, 1970*
(j)    Consent of PricewaterhouseCoopers LLP
(k)    None
(l) Subscription Agreement executed by Sentry Life Insurance Company dated July 9, 1969*
(m)    None
(n)    None
(o)    Reserved
(p)    Code of Ethics**

*    Items (a), (b), (d), (e.1), (e.2), (g), (h.1), (h.2), (h.3), (i), and (l)
     are incorporated herein by reference to such items in Post- Effective Amendment No. 34 to Registrant's Form N-1A as filed with the Commission on or about February 28, 1997.

** Item (p) is incorporated herein by reference to such item in Post-Effective Amendment No. 39 to Registrant's Form N-1A as filed with the Commission on or about February 28, 2001.


ITEM 24 Persons Controlled by or under Common Control with Registrant

The following is a description of all persons who might be considered to be directly or indirectly controlled by or under common control with the
Registrant:

1. Sentry Insurance a Mutual Company ("Sentry Insurance"), a Wisconsin corporation, is affiliated with the Registrant, a Maryland corporation.

2. Sentry Insurance is also affiliated with Sentry Insurance Foundation, Inc., a Wisconsin corporation.

3. Sentry Insurance is also affiliated with Sentry Lloyd's of Texas, a Texas Lloyd's corporation.

4.   The following companies are wholly-owned subsidiaries of Sentry Insurance:

     (a) Middlesex Insurance Company ("Middlesex"), a Wisconsin corporation;
     (b) Dairyland Insurance Company ("Dairyland"), a Wisconsin corporation;
     (c) Sentry Life Insurance Company ("Sentry Life"), a Wisconsin corporation;
     (d) Parker Stevens Agency of Mass., Inc., a Massachusetts corporation;
     (e) Sentry Insurance Holding Company, Inc.
     (f) Sentry Investment Management, Inc., a Delaware corporation, Registrant's Investment Adviser
     (g) Sentry Equity Services, Inc., a Delaware corporation,
         Registrant's Underwriter;
     (h) Sentry Services, Inc., a Wisconsin corporation;
     (i) Sentry Aviation Services, Inc., a Wisconsin corporation; and
     (j) WAULECO, Inc., a Wisconsin corporation.

5. Patriot General Insurance Company, a Wisconsin corporation, is a wholly-owned subsidiary of Middlesex.

6. Sentry Life Insurance Company of New York, a New York corporation, is a wholly-owned subsidiary of Sentry Life.

7. Dairyland County Mutual Insurance Company of Texas, a Texas corporation, is affiliated with Dairyland.

8. Sentry Select Insurance Company and Sentry Casualty Company, both Wisconsin corporations, and Parker Stevens Agency of Texas, Inc., a Texas corporation, are wholly-owned subsidiaries of Sentry Insurance Holding Company, Inc.

ITEM 25 Indemnification

The Maryland General Corporation Law, Section 2-418 provides for indemnification of directors, officers, employees and agents. Officers, directors, employees and agents of the Fund will be indemnified to the fullest extent allowed by Maryland law.

Article VII, Section "H" of the Registrant's Articles of Incorporation provides that the Registrant will indemnify its directors and officers against expenses, judgments, fines and settlements reasonably incurred by them by reason of their offices, provided that such persons acted in good faith and subject to other specified conditions. In addition, the same section of the Articles permits the Registrant to purchase insurance against certain liabilities of directors and officers.

In accordance with Section 17(h) of the Investment Company Act, this provision of the Articles shall not protect any person against any liability to the Registrant or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant participates in an insurance policy covering the Registrant and the Investment Adviser and their respective directors, officers, and employees against certain liabilities arising out of acts, omissions and breaches of duty in connection with their offices and employment with such entities. This insurance policy has limits of $2,500,000 per occurrence and $10,000,000 in the aggregate.

ITEM 26   Business and Other Connections of  the Investment Adviser

Sentry Investment Management, Inc., the investment adviser of the Registrant, also acts as investment adviser to other companies
(primarily insurance companies) affiliated with the adviser.

The following table describes all other business, professions, vocations and employment of a substantial nature in which each director or officer of the adviser is, or has been during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The principal business address for the companies listed is 1800 North Point Drive, Stevens Point, Wisconsin 54481.


                      Capacity with
                      Sentry Investment        Substantial Business
     Name             Management, Inc.         and Other Connections
     ----             ----------------         ---------------------

Dale R. Schuh         Chairman of the Board    Chairman of the Board, Chief
                                               Executive Officer and President
                                               of Sentry Insurance a Mutual
                                               Company ("Sentry Insurance");
                                               Chairman of the Board of
                                               Sentry Fund, Inc.; and a
                                               Director and officer of various
                                               companies in the Sentry Group

James J. Weishan      President and Director   Vice President of Sentry
                                               Insurance; President of Sentry
                                               Fund, Inc., and a Director of
                                               various companies in the Sentry
                                               Group

Janet L. Fagan        Vice President           Vice President and Chief
                                               Actuary of Sentry Insurance,
                                               and a Director and Officer of
                                               various companies in the Sentry
                                               Group

William M. O'Reilly   Secretary and Director   Vice President, General Counsel
                                               and Corporate Secretary of
                                               Sentry Insurance; Secretary of
                                               Sentry Fund, Inc.; and a
                                               Director and officer of
                                               various companies in the
                                               Sentry Group

William J. Lohr       Treasurer and Director   Vice President and Treasurer
                                               of Sentry Insurance; Treasurer
                                               and Director of Sentry Fund,
                                               Inc.; and a Director and
                                               officer of various companies
                                               in the Sentry Group


ITEM 27   Principal Underwriter

(a) None

(b) The principal business address of each director and officer of the principal underwriter is 1800 North Point Drive, Stevens Point, Wisconsin 54481. Other required information is as follows:

     (1)                 (2)                           (3)
                         Positions and Offices         Positions and Offices
Name                     with Underwriter              with Registrant
------------------       ----------------------        ---------------------

Wallace D. Taylor        President                     Vice President

John B. Clifford         Vice President                None


William J. Lohr          Treasurer and Director        Treasurer and Director

William M. O'Reilly      Secretary and Director        Secretary

Dale R. Schuh            Director (Chairman of the     Chairman of the Board
                         Board)

(c)  None.

ITEM 28   Location of Accounts and Records

All accounts, books and other documents are maintained at the offices of Sentry Equity Services, Inc., 1800 North Point Drive, Stevens
Point, Wisconsin 54481.

ITEM 29   Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


ITEM 30   Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) of the Securities Act and has caused this Post-Effective Amendment No. 42 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Stevens Point, State of Wisconsin, on February 23, 2004.

                                   SENTRY FUND, INC., Registrant


                              BY:  s/James J. Weishan
                                   -----------------------------------
                                   James J. Weishan, President

Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment No. 42 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Principal Executive Officers and Directors             Date
------------------------------------------             -----------------

s/Dale R. Schuh                                        February 23, 2004
Dale R. Schuh, Director and Chairman
of the Board (Principal Executive Officer)


s/James J. Weishan                                     February 23, 2004
James J. Weishan, President



s/William J. Lohr                                      February 23, 2004
William J. Lohr, Treasurer and Director
(Principal Financial Officer)



s/Wallace D. Taylor                                    February 23, 2004
Wallace D. Taylor, Vice President



s/William M. O'Reilly                                  February 23, 2004
William M. O'Reilly, Secretary



s/David W. Graebel                                     February 23, 2004
David W. Graebel, Director



s/Thomas R. Copps                                      February 23, 2004
Thomas R. Copps, Director



s/Steven J. Umland                                     February 23, 2004
Steven J. Umland, Director

                                INDEX TO EXHIBITS

                                    Exhibits

(a)    Articles of Incorporation of Registrant*
(b)    Bylaws of Registrant*
(c)    None
(d) Investment Advisory Agreement with Sentry Investment Management, Inc. dated March 1, 1991*
(e.1)  Underwriter Agreement with Sentry Equity Services, Inc. dated
       December 4, 1990*
(e.2)  Form of Dealer Agreement*
(f)    None
(g)    Custodian Agreement with Citibank, N.A. dated May 1, 1989*
(h.1) Agency Agreement with Sentry Equity Services, Inc. dated May 14,1970* (h.2) Name Agreement with Hardware Mutual Casualty Company dated May 9, 1969* (h.3) Agreement between Sentry Equity Services, Inc. and Hardware Mutual
       Casualty Company dated May 14, 1970*
(i) Opinion and Consent of Vedder, Price, Kaufman & Kammholz, Counsel for Registrant, dated May 15, 1970*
(j)    Consent of PricewaterhouseCoopers LLP (k) None
(l) Subscription Agreement executed by Sentry Life Insurance Company dated July 9, 1969*
(m)    None
(n)    None
(o)    Reserved
(p)    Code of Ethics**

* Items (a), (b), (d), (e.1), (e.2), (g), (h.1), (h.2), (h.3), (i), and (l) are
  incorporated herein by reference to such items in Registrant's Post-Effective Amendment No. 34 to Form N-1A as filed with the Commission on or about February 28, 1997.

** Item (p) is incorporated herein by reference to such item in Post-Effective
   Amendment No. 39 to Registrant's Form N-1A as filed with the Commission on or about February 28, 2001.